TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND

TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED

TWEEDY, BROWNE VALUE FUND

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated December 1, 2017

to the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) dated July 29, 2017

Effective October 15, 2017, Tweedy, Browne Company LLC (“Tweedy, Browne”), each Fund’s investment adviser, has implemented a breakpoint in the advisory fee paid by the Tweedy, Browne Global Value Fund (“Global Value Fund”). Under the new fee schedule, the Global Value Fund will continue to pay an advisory fee of 1.25% on net assets up to $10.3 billion, and will pay 0.75% on net assets over $10.3 billion.

In addition, Tweedy, Browne has entered into a voluntary expense reimbursement agreement (the “Agreement”) with respect to each of the Tweedy, Browne Value Fund, the Tweedy, Browne Global Value Fund II – Currency Unhedged, and the Tweedy, Browne Worldwide High Dividend Yield Value Fund. Pursuant to the Agreement, Tweedy, Browne has agreed to waive its advisory fees and/or reimburse each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with that of the Global Value Fund. This fee waiver/expense reimbursement arrangement will remain in place at least until July 31, 2019 and will continue from year to year thereafter at Tweedy, Browne’s option, but may not be terminated earlier than July 31, 2019 without the approval of the Funds’ Board of Directors.

Accordingly, effective immediately, the Funds’ Prospectus and SAI are revised as follows:

The second sentence on page 35 of the Prospectus and the first sentence of the fourth paragraph on page 25 of the SAI are removed and replaced with the following:

For its investment advisory services rendered with respect to the Global Value Fund, effective October 15, 2017, Tweedy, Browne is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $10.3 billion of the Fund’s average daily net assets, and 0.75% on the remaining amount, if any, of the Fund’s average daily net assets.

For its investment advisory services rendered with respect to each of the Value Fund, the Global Value Fund II – Currency Unhedged, and the Worldwide High Dividend Yield Value Fund, Tweedy, Browne is entitled to receive investment advisory fees at an annual rate of 1.25% of the Fund’s average daily net assets. Tweedy, Browne has voluntarily agreed, effective December 1, 2017 through July 31, 2019, to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio equal to or below the expense ratio of the Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points).

This Supplement should be retained with your Prospectus for future reference.